Exhibit 99.1

Carbonite Reports Record Revenue for Second Quarter of 2014

BOSTON, MA – July 29, 2014 - Carbonite, Inc. (NASDAQ: CARB), a leading provider of hybrid backup and recovery solutions for businesses, today announced financial results for the second quarter June 30, 2014.

Second Quarter 2014 Results:

•	Revenue for the second quarter was $30.3 million, an increase of 16% from $26.2 million in the second quarter of 2013.

•	Bookings for the second quarter were $30.6 million, an increase of 12% from $27.4 million in the second quarter of 2013.

•	Net loss for the second quarter was ($2.5) million, compared to a net loss of ($2.3) million in the second quarter of 2013. Non-GAAP net loss for the second quarter was ($0.7) million, compared to non-GAAP net loss of ($0.4) million in the second quarter of 2013.[1]

•	Net loss for the second quarter was ($0.09) per share (basic and diluted), compared to a net loss of ($0.09) per share (basic and diluted) in the second quarter of 2013. Non-GAAP net loss was ($0.03) per share (basic and diluted) for the second quarter, compared to non-GAAP net loss of ($0.02) per share (basic and diluted), in the second quarter of 2013.

•	Gross margin for the second quarter was 67.9%, compared to 67.7% in the second quarter of 2013. Non-GAAP gross margin was 68.7% in the second quarter, compared to 68.8% in the second quarter of 2013. [2]

•	Total cash and investments were $72.4 million as of June 30, 2014, compared to $58.5 million as of June 30, 2013.

•	Cash flow from operations for the second quarter was $3.3 million, compared to $3.4 million in the second quarter of 2013. Non-GAAP free cash flow for the second quarter was $1.5 million, compared to $1.2 million in the second quarter of 2013.[3]

“The second quarter of 2014 was an exciting quarter for Carbonite with strong sales of our Carbonite Server Backup product and the production release of the Carbonite HT10 appliance,” said David Friend, President and CEO. “These hybrid solutions are designed to be just right for small businesses – priced affordably, easy-to-use, and a feature set that meets the needs of SMBs. Carbonite’s hybrid approach to backup is just the first step in supporting the business continuity needs of small businesses.”

[1]	Non-GAAP net earnings and earnings per share, net loss and net loss per share excludes amortization expense on intangible assets, stock-based compensation expense, lease exit charges and patent litigation expense.
[2]	Non-GAAP gross margin excludes amortization expense on intangible assets and stock-based compensation expense.
[3]	Non-GAAP free cash flow is calculated by adding the cash portion of our planned corporate headquarters relocation and subtracting cash paid for the purchase of property and equipment from net cash provided by operating activities.

An explanation of non-GAAP measures is provided under the heading “Non-GAAP Financial Measures” below and reconciliation to the most comparable GAAP measure is provided in the tables at the end of this press release.

Business Outlook

For the third quarter of 2014, revenues are expected to be in the range of $31.2-$31.4 million and non-GAAP net earnings/(loss) per share to be in the range of ($0.01)-$0.01.

For the full year of 2014, revenues are expected to be in the range of $122.4-$123.0 million and non-GAAP net loss per share to be in the range of ($0.06)-($0.02).

Carbonite’s expectations of non-GAAP net loss per share for the quarter and full year excludes stock-based compensation expense, patent litigation expense, amortization expense on intangible assets and assumes a tax rate of 0% and weighted average shares outstanding of approximately 26.6 million.

Conference Call and Webcast Information

Carbonite will host a conference call on Tuesday, July 29, 2014 at 8:30 a.m. Eastern Daylight Time to review the results of business operations. This call will be webcast live in the investor relations section of the Company’s website at http://investor.carbonite.com.

Following the completion of the call, a recorded replay will be available on the company’s website, http://investor.carbonite.com, under “Events & Presentations” through December 31, 2014.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures including bookings, non-GAAP gross margin, non-GAAP net loss and non-GAAP net loss per share, non-GAAP net earnings and non-GAAP net earnings per share and free cash flow. Bookings represent the aggregate dollar value of customer subscriptions received during a period and are calculated as revenue recognized during the period plus the change in total deferred revenue during the same period. Non-GAAP gross margin, non-GAAP net loss and non-GAAP net loss per share, non-GAAP net earnings and non-GAAP net earnings per share exclude amortization expenses on intangible assets, stock-based compensation expenses, patent litigation expenses and lease exit charges. Non-GAAP free cash flow is calculated by adding the cash portion of our planned corporate headquarters relocation and subtracting cash paid for the purchase of property and equipment from net cash provided by operating activities.

The Company believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods and uses these measures in financial reports prepared for management and the Company’s board of directors. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software-as-a-service companies, many of which present similar non-GAAP financial measures to investors.

The Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant items that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management. In order to compensate for these limitations, management presents its non-GAAP financial measures in connection with its GAAP results. The Company urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s views as of the date of this press release based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance, and our expectations concerning market opportunities and our ability to capitalize on them. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company’s ability to profitably attract new customers and retain existing customers, the Company’s dependence on the market for online computer backup services, the Company’s ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed or referenced in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission, which is available on www.sec.gov, under the heading “Risk Factors” and elsewhere, and any subsequent periodic or current reports filed by us with the SEC. The Company anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

About Carbonite

Carbonite (Nasdaq: CARB) is a leading provider of hybrid backup and recovery solutions for businesses. Carbonite offers a comprehensive suite of affordable services for data protection, recovery and anywhere, anytime access. More than 1.5 million customers, including 50,000 small businesses, trust Carbonite’s secure, easy-to-use cloud backup solutions and award-winning U.S.-based customer support. For more information, please visit Carbonite.com, connect with us on Twitter @carbonite or visit our Facebook page.

Investor Relations Contacts:

Emily Walt

Carbonite

617-927-1972

investor.relations@carbonite.com

Media Contact:

Megan Wittenberger

Carbonite

617-421-5687

media@carbonite.com

Carbonite, Inc.

Condensed Consolidated Statement of Operations (unaudited)

(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Revenue	$30,295	$26,216	$59,433	$50,724
Cost of revenue	9,721	8,455	18,982	$17,293

Gross profit	20,574	17,761	40,451	33,431

Operating expenses:
Research and development	6,153	4,901	11,575	$10,377
General and administrative	3,831	3,528	7,351	$8,305
Sales and marketing	13,132	11,511	25,005	$24,193
Restructuring charges	5	126	8	$272

Total operating expenses	23,121	20,066	43,939	43,147

Loss from operations	(2,547)	(2,305)	(3,488)	$(9,716)

Interest and other income (expense), net	21	(2)	(10)	—

Loss before income taxes	(2,526)	(2,307)	(3,498)	(9,716)

Provision for income taxes	(10)	(10)	(20)	$(20)

Net loss	$(2,536)	$(2,317)	$(3,518)	$(9,736)

Net loss per share:
Basic and diluted	$(0.09)	$(0.09)	$(0.13)	$(0.38)
Assuming dilution	$(0.09)	$(0.09)	$(0.13)	$(0.38)

Weighted-average shares outstanding:
Basic and diluted	26,768,786	26,014,409	26,676,485	25,951,899

Carbonite, Inc.

Condensed Consolidated Balance Sheets (unaudited)

(In thousands)

	June 30, 2014	December 31, 2013

Assets
Current assets
Cash and cash equivalents	$57,356	$50,392
Marketable securities	15,002	14,994
Accounts receivable, net of allowance	2,248	1,876
Prepaid expenses and other current assets	3,629	3,122

Total current assets	78,235	70,384

Property and equipment, net	20,630	22,111
Other assets	1,064	1,177
Acquired intangible assets, net	3,494	3,953
Goodwill	11,536	11,536

Total assets	$114,959	$109,161

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$3,869	$3,810
Accrued expenses	8,658	8,156
Current portion of deferred revenue	73,334	69,498

Total current liabilities	85,861	81,464

Deferred revenue, net of current portion	14,337	14,502
Other long-term liabilities	1,209	374

Total liabilities	101,407	96,340

Stockholders’ equity
Common stock	268	265
Additional paid-in capital	146,815	142,557
Treasury stock, at cost	(22)	(22)
Accumulated other comprehensive income (loss)	(13)	(1)
Accumulated deficit	(133,496)	(129,978)

Total stockholders’ equity	13,552	12,821

Total liabilities and stockholders’ equity	$114,959	$109,161

Carbonite, Inc.

Condensed Consolidated Statement of Cash Flows (unaudited)

(In thousands)

	Six Months Ended June 30,
	2014	2013

Operating activities
Net loss	$(3,518)	$(9,736)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,296	6,319
Amortization (accretion) of premium (discount) on marketable securities	(12)	(8)
Stock-based compensation expense	2,854	2,484
Provision for reserves on accounts receivable	53	10
Non-cash restructuring charge	—	173
Changes in assets and liabilities, net of acquisition:
Accounts receivable	(425)	(594)
Prepaid expenses and other current assets	(507)	68
Other assets	113	(94)
Accounts payable	759	(1,714)
Accrued expenses	481	4,206
Other long-term liabilities	835	50
Deferred revenue	3,671	6,026

Net cash provided by operating activities	10,600	7,190

Investing activities
Purchases of property and equipment	(5,040)	(5,345)
Proceeds from maturities of marketable securities	6,000	5,000
Purchases of marketable securities	(6,000)	(5,000)

Net cash used in investing activities	(5,040)	(5,345)

Financing activities
Proceeds from exercise of stock options	1,408	1,368

Net cash provided by financing activities	1,408	1,368

Effect of currency exchange rate changes on cash	(4)	(4)
Net increase in cash and cash equivalents	6,964	3,209
Cash and cash equivalents, beginning of period	50,392	40,341

Cash and cash equivalents, end of period	$57,356	$43,550

Carbonite, Inc.

Reconciliation of GAAP to Non-GAAP Measures (unaudited)

(In thousands, except share and per share amounts)

Calculation of Bookings
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Revenue	$30,295	$26,216	$59,433	$50,724

Add:
Deferred revenue ending balance	87,671	81,232	87,671	81,232
Less:
Deferred revenue beginning balance	87,348	80,025	84,000	75,206

Change in deferred revenue balance	323	1,207	3,671	6,026

Bookings	$30,618	$27,423	$63,104	$56,750

Calculation of Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per Share
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net loss	$(2,536)	$(2,317)	$(3,518)	$(9,736)

Add:
Amortization of intangibles	226	214	459	478
Stock-based compensation expense	1,597	1,165	2,853	2,484
Patent litigation expense	6	400	23	1,583
Lease exit charge	—	107	—	107

Non-GAAP net income (loss)	$(707)	$(431)	$(183)	$(5,084)

Weighted-average shares outstanding:
Basic and diluted	26,768,786	26,014,409	26,676,485	25,951,899

Net income (loss) per share:
Basic and diluted	$(0.03)	$(0.02)	$(0.01)	$(0.20)

Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Gross profit	$20,574	$17,761	$40,451	$33,431
Add:
Amortization of intangibles	109	110	219	228
Stock-based compensation expense	126	164	243	296

Non-GAAP gross profit	$20,809	$18,035	$40,913	$33,955

Non-GAAP gross margin	68.7%	68.8%	68.8%	66.9%

Reconciliation of GAAP Operating Expense to Non-GAAP Operating Expense
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Research and development	$6,153	$4,901	$11,575	$10,377
Less:
Stock-based compensation expense	504	162	763	398

Non-GAAP research and development	$5,649	$4,739	$10,812	$9,979

General and administrative	$3,831	$3,528	$7,351	$8,305
Less:
Amortization of intangibles	39	39	79	87
Stock-based compensation expense	707	514	1,359	1,164
Patent litigation expense	6	400	23	1,583

Non-GAAP general and administrative	$3,079	$2,575	$5,890	$5,471

Sales and marketing	$13,132	$11,511	$25,005	$24,193
Less:
Amortization of intangibles	78	65	161	163
Stock-based compensation expense	260	325	488	626

Non-GAAP sales and marketing	$12,794	$11,121	$24,356	$23,404

Restructuring charges	$5	$126	$8	$272
Less:
Lease exit charge	—	107	—	107

Non-GAAP restructuring charges	$5	$19	$8	$165

Calculation of Free Cash Flow
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net cash provided by operating activities	$3,275	$3,405	$10,600	$7,190

Add
Payments related to corporate headquarter relocation	90	—	153	—
Subtract:
Purchases of property and equipment	1,895	2,214	5,040	5,345

Free cash flow	$1,470	$1,191	$5,713	$1,845